UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 14, 2005 (September 8, 2005)

i2 Telecom International, Inc.

(Exact Name of Registrant as Specified in Charter)

Washington	0-27704	91-1426372
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Abernathy Road, Suite 1800, Atlanta, Georgia	30328
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 512-7174

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

See the disclosure provided pursuant to Item 3.02 of this Current Report, which is incorporated herein by this reference.

Item 3.02 Unregistered Sale of Equity Securities.

On September 12, 2005, i2 Telecom International, Inc., a Washington corporation (the “Company”), issued to each of Audrey Braswell, Bernard Kossar, Louis Libin and Hubert Phipps a non-qualified stock option to purchase 75,000, 100,000, 75,000 and 75,000 shares of the Company’s common stock, respectively (collectively, the “Options”). The Options are exercisable for a period of three years at an exercise price of $0.80 per share. Messrs. Braswell, Kossar, Libin and Phipps are directors of the Company, and the Options were issued to them for their service as directors. The Options were issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption from registration set forth in Section 4(2) of the Securities Act. The Company based such reliance upon factual representations Messrs. Braswell, Kossar, Libin and Phipps made to the Company regarding their investment intent and sophistication, among other things.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The Board of Directors (the “Board”) of the Company appointed Gregory P. McGraw to serve as director of the Company and as chairman of the audit committee of the Board effective September 8, 2005.

Mr. McGraw is a party to that certain Loan and Security Agreement (the “Loan Agreement”) dated September 7, 2005, among the Company, i2 Telecom International, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“i2 Delaware” and, together with the Company, the “Borrowers”), Troon & Co., an Indiana general partnership (“Troon”), Jordan E. Glazov and Mr. McGraw (Troon and Messrs. Glazov and McGraw, each a “Lender” and, collectively, the “Lenders”). Pursuant to the Loan Agreement, the Lenders loaned to the Company an aggregate of $1.2 million, of which $100,000 is owed by the Company to Mr. McGraw as evidenced by that certain Term Loan Note issued by the Company to Mr. McGraw in principal amount of $100,000 dated September 7, 2005 (the “Term Note”). The outstanding principal balance of the Term Note accrues interest at a rate of 10% per annum, calculated based on a 360-day year, and is payable to Mr. McGraw in full on January 31, 2006, along with all accrued interest thereon and an initial loan fee equal to 10% of the principal amount of the Term Note. In connection with the Loan Agreement, the Company also issued to Mr. McGraw a warrant to purchase 100,000 shares of the Company’s common stock at an exercise price of $0.60 per share, subject to adjustment, and granted to Mr. McGraw a right to invest up to $100,000 in the Company’s next offering of securities for capital raising purposes. Pursuant to the Loan Agreement and related documents, the Borrowers granted to the Lenders a first-priority security interest in substantially all of the assets of the Borrowers, including all of the capital stock of i2 Delaware and SuperCaller Community, Inc., a California corporation and an indirect, wholly-owned subsidiary of the Company, to secure the Borrowers’ obligations under the Loan Agreement and related documents, including the Term Note.

Mr. McGraw is also a managing member and a controlling interest holder of Resurgence Communications, LLC (“Resurgence”), which entered into an Independent Consultant Agreement with the Company on August 8, 2005, pursuant to which Resurgence has agreed to provide consulting services to the Company through November 15, 2005 for a fee of $20,000 per month payable one-half in cash and one-half in options to purchase the Company’s common stock.

Item 9.01 Financial Statements and Exhibits.

(a)– (b)	Financial Statements of Business Acquired and Pro Forma Financial Information. None.

(c)	Exhibits.

4.1	Warrant to purchase 100,000 shares of the Company’s common stock issued to Gregory P. McGraw dated September 7, 2005. *

99.1	Loan and Security Agreement dated September 7, 2005 among the Company, i2 Telecom International, Inc., a Delaware corporation, Troon & Co., Gregory P. McGraw and Jordan E. Glazov. *

99.2	Registration Rights Agreement dated September 7, 2005 among the Company, Troon & Co., Gregory P. McGraw and Jordan E. Glazov. *

99.3	Term Loan Note issued on September 7, 2005 by the Company in favor of Gregory P. McGraw in principal amount of $100,000. *

99.4	Patent and Trademark Security Agreement dated as of September 7, 2005 among the Company, i2 Telecom International, Inc., a Delaware corporation, Troon & Co., Gregory P. McGraw and Jordan E. Glazov. *

99.5	Pledge Agreement dated September 7, 2005 between the Company and Troon & Co. *

99.6	Pledge Agreement dated September 7, 2005 between i2 Telecom International, Inc., a Delaware corporation, and Troon & Co. *

99.7	Stock Option Agreement dated as of September 12, 2005 between the Company and Louis Libin.

99.8	Stock Option Agreement dated as of September 12, 2005 between the Company and Hubert Phipps.

99.9	Stock Option Agreement dated as of September 12, 2005 between the Company and Bernard Kossar.

99.10	Stock Option Agreement dated as of September 12, 2005 between the Company and Audrey L. Braswell.

99.11	Independent Consultant Agreement dated as of August 8, 2005 between the Company and Resurgence Communications, LLC.

*	Incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 13, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

i2 TELECOM INTERNATIONAL, INC.

By:	/s/ Paul R. Arena
Paul R. Arena
Chief Executive Officer

Dated: September 14, 2005

EXHIBIT INDEX

4.1	Warrant to purchase 100,000 shares of the Company’s common stock issued to Gregory P. McGraw dated September 7, 2005. *

99.1	Loan and Security Agreement dated September 7, 2005 among the Company, i2 Telecom International, Inc., a Delaware corporation, Troon & Co., Gregory P. McGraw and Jordan E. Glazov. *

99.2	Registration Rights Agreement dated September 7, 2005 among the Company, Troon & Co., Gregory P. McGraw and Jordan E. Glazov. *

99.3	Term Loan Note issued on September 7, 2005 by the Company in favor of Gregory P. McGraw in principal amount of $100,000. *

99.4	Patent and Trademark Security Agreement dated as of September 7, 2005 among the Company, i2 Telecom International, Inc., a Delaware corporation, Troon & Co., Gregory P. McGraw and Jordan E. Glazov. *

99.5	Pledge Agreement dated September 7, 2005 between the Company and Troon & Co. *

99.6	Pledge Agreement dated September 7, 2005 between i2 Telecom International, Inc., a Delaware corporation, and Troon & Co. *

99.7	Stock Option Agreement dated as of September 12, 2005 between the Company and Louis Libin.

99.8	Stock Option Agreement dated as of September 12, 2005 between the Company and Hubert Phipps.

99.9	Stock Option Agreement dated as of September 12, 2005 between the Company and Bernard Kossar.

99.10	Stock Option Agreement dated as of September 12, 2005 between the Company and Audrey L. Braswell.

99.11	Independent Consultant Agreement dated as of August 8, 2005 between the Company and Resurgence Communications, LLC.

*	Incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 13, 2005.